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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


              Date of Report:  October 26, 1999
    (Date of earliest event reported:  October 25, 1999)




                 EL PASO ENERGY CORPORATION
   (Exact name of registrant as specified in the charter)



 Delaware                           1-14365                 76-0568816
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                     Identification No.)



                   El Paso Energy Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2131

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Item 5.   Other Events
          -----------

            On October 25, 1999, El Paso Energy Corporation and Sonat Inc. announced that they had completed their $6 billion merger.

            A copy of the October 25, 1999 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

       c)   Exhibits:

          Exhibit Number                 Description
          --------------                 -----------

             99.1                Press release dated October 25, 1999


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO ENERGY CORPORATION



                              By: /s/ Jeffrey I. Beason
                                  ---------------------
                                     Jeffrey I. Beason
                                     Sr. Vice President
                                      and Controller
                                 (Chief Accounting Officer)

Date:  October 26, 1999



                        EXHIBIT INDEX

     Exhibit Number                        Description
     --------------                        -----------

            99.1                    Press release dated October 25, 1999